Business developments (Details 4) (Subsequent Event, Swiss National Bank, Announcement)	12 Months Ended
Dec. 31, 2014
Subsequent Event, Swiss National Bank, Announcement
Subsequent Event [Line Items]
Subsequent Event, Date	Jan. 15, 2015
Subsequent Event, Description	The Swiss National Bank (SNB) decided to discontinue the minimum exchange rate of CHF 1.20 per euro and to lower the interest rate by 50 basis points to (0.75)% on sight deposits that exceed a certain threshold. It also decreased the target range for the three-month Swiss franc LIBOR. These decisions led to a significant strengthening of the Swiss franc against all major currencies and a decrease in Swiss franc interest rates.